UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  JANUARY 19, 2006
                                                      --------------------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

            001-09974                                13-2866202
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     (Commission File Number)             (IRS Employer Identification No.)

         60 EXECUTIVE BOULEVARD
         FARMINGDALE, NEW YORK                                     11735
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (631) 755-5500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

         On January 19, 2006, Enzo Biochem, Inc., a New York corporation (the "Company"), issued a press release announcing that it has been issued a patent covering processes for producing large quantities of therapeutic proteins or RNAs within living target cells. The press release issued by the Company announcing the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 8.01.

         On January 19, 2006, the Company also issued a press release announcing the election of three Class III directors at the Company's 2006 annual meeting of stockholders (the "Annual Meeting") held on such date. The three Class III directors, each elected to three year terms, include Elazar Rabbani, Ph.D., Chairman, Chief Executive Officer and founder of the Company; John B. Sias, former President and Chief Executive Officer of Chronicle Publishing Company; and Marcus A. Conant, MD, Clinical Professor at the University of California San Francisco. Mr. Sias and Dr. Conant have served on the Company's Board of Directors since 1982 and 2004, respectively. The press release also announced that at the Annual Meeting the Company's stockholders also approved the amendment and restatement of the Company's 2005 Equity Compensation Incentive Plan (the "2005 Plan") which permits, among other things, restricted stock unit awards and adds specific performance criteria that may be used to establish performance objectives for awards. The 2005 Plan also eliminates automatic annual option grants to non-employee directors. The press release issued by the Company announcing the foregoing is included as Exhibit 99.2 to this Current Report and is incorporated by reference in its entirety into this Item 8.01.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.
         --------

Exhibit No.       Description
-----------       -----------

99.1 Press Release of Enzo Biochem, Inc., dated January 19, 2006, announcing patent award.

99.2 Press Release of Enzo Biochem, Inc., dated January 19, 2006, announcing results of Annual Meeting.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ENZO BIOCHEM, INC.


Date: January 19, 2006                By:  /s/ Barry Weiner
                                           -------------------------------------
                                           Barry Weiner
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1 Press Release of Enzo Biochem, Inc., dated January 19, 2006, announcing patent award.

99.2 Press Release of Enzo Biochem, Inc., dated January 19, 2006, announcing results of Annual Meeting.